                                                                   EXHIBIT 10.1A

                              ACCESS HEALTH, INC.

                           1989 INCENTIVE STOCK PLAN

               (as amended and restated effective November, 1996)


     1.  Purposes of the Plan.  The purposes of this Incentive Stock Plan are to
         --------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

         Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Administrator and as reflected in the terms of the written option agreement. The Administrator may also grant Stock Purchase Rights under the Plan.

     2.  Definitions.  As used herein, the following definitions shall apply:
         -----------

         (a) "Administrator" means the Board or any of its Committees as shall
              -------------
be administering the Plan, in accordance with Section 4 of the Plan.

         (b) "Board"  shall mean the Board of Directors of the Company.
              -----

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.
              ----

         (d) "Committee" shall mean a Committee appointed by the Board of
              ---------
Directors in accordance with paragraph (a) of Section 4 of the Plan.

         (e) "Common Stock"  shall mean the Common Stock of the Company.
              ------------

         (f) "Company"  shall mean Access Health Marketing, Inc., a Delaware
              -------
corporation.

         (g) "Consultant" shall mean any person who is engaged by the Company or
              ----------
any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not; provided that for purposes of eligibility for new Options and Stock Purchase Rights, the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

         (h) "Continuous Status as an Employee or Consultant" shall mean the
              ----------------------------------------------
absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

         (i) "Employee" shall mean any person, including officers and directors,
              --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         (j) "Incentive Stock Option" shall mean an Option intended to qualify
              ----------------------
as an incentive stock option within the meaning of Section 422A of the Code.

         (k) "Nonstatutory Stock Option" shall mean an Option not intended to
              -------------------------
qualify as an Incentive Stock Option.

         (l) "Option"  shall mean a stock option granted pursuant to the Plan.
              ------

         (m) "Optioned Stock"  shall mean the Common Stock subject to an Option.
              --------------

         (n) "Optionee" shall mean an Employee or Consultant who receives an
              --------
Option.

         (o) "Parent" shall mean a "parent corporation", whether now or
              ------
hereafter existing, as defined in Section 425(e) of the Code.

         (p) "Plan" shall mean this 1989 Incentive Stock Plan.
              ----

         (q) "Purchaser" shall mean any person who has purchased Shares pursuant
              ---------
to an Option or who has purchased, or has the right to purchase, Shares pursuant to a Stock Purchase Right under the Plan.

         (r) "Share" shall mean a share of the Common Stock, as adjusted in
              -----
accordance with Section 12 of the Plan.

         (s) "Stock Purchase Right" shall mean a right, other than an Option, to
              --------------------
purchase Common Stock pursuant to the Plan.

         (t) "Subsidiary"  shall mean a "subsidiary corporation," whether now or
              ----------
hereafter existing, as defined in Section 425(f) of the Code.

     3.  Stock Subject to the Plan.  Subject to the provisions of Section 12 of
         -------------------------
the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 3,550,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

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         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. To the extent allowable under applicable law and regulations, Shares issued under the Plan and later repurchased by the Company shall become available for future grant or sale under the Plan.

     4.  Administration of the Plan.
         --------------------------

         (a)  Composition of Administrator.
              ----------------------------

              (i)    Multiple Administrative Bodies.  If permitted by Rule 16b-3
                     ------------------------------
promulgated under the Exchange Act or any successor rule thereto, as in effect at the time that discretion is being exercised with respect to the Plan ("Rule 16b-3") and by the legal requirements relating to the administration of incentive stock option plans, if any, of Delaware corporate and securities laws and the Internal revenue Code of 1986, as amended, (collectively, the "Applicable Laws"), the Plan may (but need not) be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

              (ii)   Administration With Respect to Directors and Officers
                     -----------------------------------------------------
Subject to Section 16(b). With respect to Option or Stock Purchase Right grants
------------------------
made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3.

              (iii)  Administration With Respect to Other Persons. With respect
                     --------------------------------------------
to Option or Stock Purchase Right grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

         (b) Powers of the Administrator. Subject to the provisions of the Plan,
             ---------------------------
the Administrator shall have the authority, in its discretion: (i) to grant Incentive Stock Options, Nonstatutory Stock Options and Stock Purchase Rights;
(ii) to determine, upon review of relevant information and in accordance with
Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per Share of Options or Stock Purchase Rights to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees or Consultants to whom, and the time or times at which, Options or Stock Purchase Rights shall be granted and the number of shares to be represented by each Option or Stock Purchase Right; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option or Stock Purchase Right granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option or Stock Purchase Right; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option consistent with the provisions of Section 5 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Stock Purchase Right previously granted by the Administrator; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (c) Effect of Administrator's Decision. All decisions, determinations
             ----------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees, Purchasers and any other holders of any Options or Stock Purchase Rights granted under the Plan.

     5.  Eligibility.
         -----------

         (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted only to Employees or Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option(s) or Stock Purchase Right(s) may, if he is otherwise eligible, be granted an additional Option(s) or Stock Purchase Right(s).

         (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.

         (c) For purposes of Section 5(b), Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (d) The Plan shall not confer upon any Optionee or Purchaser any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

         (e) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

             (i) No Employee shall be granted, in any fiscal year of the Company, Options and Stock Purchase Rights to purchase more than the number of Shares reserved for issuance under the Plan pursuant to Section 3.

             (ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 12.

             (iii) If an Option or Stock Purchase Right is cancelled (other than in connection with a transaction described in Section 12), the cancelled Option or Stock Purchase Right will be counted against the limit set forth in Section 5(e)(i). For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

     6.  Term of Plan.  The Plan shall become effective upon the earlier to
         ------------
occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 14 of the Plan.

     7.  Term of Option.  The term of each Incentive Stock Option shall be ten
         --------------
(10) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement or Nonstatutory Stock Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement or Nonstatutory Stock Option Agreement.

     8.  Exercise Price and Consideration.
         --------------------------------

         (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option or Stock Purchase Right shall be such price as is determined by the Administrator, but shall be subject to the following:

             (i) In the case of an Incentive Stock Option

                 (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

                    (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

         (ii) In the case of a Nonstatutory Stock Option or Stock Purchase Right granted to any person, the per Share exercise price shall be such price as is determined by the Administrator.

For purposes of this Section 8(a), in the event that an Option is amended to reduce the exercise price, the date of grant of such Option shall thereafter be considered to be the date of such amendment.

       (b) The fair market value shall be determined by the Administrator in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock is listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System) of the Common Stock for the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the
   -----------------------
NASDAQ System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option or Stock Purchase Right, as reported in The Wall
                                                                        --------
Street Journal.
--------------

       (c) The consideration to be paid for the Shares to be issued upon exercise of an Option or Stock Purchase Right, including the method of payment, shall be determined by the Administrator and may consist entirely of cash, check, promissory note, other Shares of Common Stock which (i) either have been owned by the Optionee or Purchaser for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and
(ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option or Stock Purchase Right shall be exercised, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option or Stock Purchase Right and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or any combination of such methods of payment, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable laws.

   9.  Exercise of Option.
       ------------------

       (a) Procedure for Exercise: Rights as a Stockholder.  Any option granted
           -----------------------------------------------
hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwith standing the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. In the event that the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonstatutory Stock Option pursuant to Section 5(b), the Company shall issue a separate stock Certificate evidencing the Shares treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares treated as acquired upon exercise of a Nonstatutory Stock Option, and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 12 of the Plan.

              Except as provided in Section 3 of the Plan, exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Status as an Employee or Consultant. In the event of
         --------------------------------------------------
termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or twelve (12) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         (c) Disability of Optionee. Notwithstanding the provisions of Section
             ----------------------
9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months (or such other period of time not exceeding (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     (d) Death of Optionee.  Notwithstanding the provisions of Section 9(b)
         -----------------
above, in the event of the death of an Optionee:

         (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant twelve (12) months after the date of death; or

         (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

    10.  Stock Purchase Rights.
         ---------------------

         (a) Rights to Purchase.  After the Administrator determines that it
             ------------------
will offer an Employee or Consultant the right to purchase Shares under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions relating to the offer, including the number of Shares that such person shall be entitled to purchase, and the time within which such person must accept such offer, which shall in no event exceed sixty (60) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

         (b) Issuance of Shares.  Forthwith after payment therefore, the Shares
             ------------------
purchased shall be duly issued; provided, however, that the Administrator may require that the Purchaser make adequate provision for any Federal and State withholding obligations of the Company as a condition to such purchase. Such withholding may be accomplished by the withholding of Shares having an aggregate fair market value at least equal to the amount required to be withheld.

         (c) Purchase Agreement and Repurchase Option.  Unless the Administrator
             ----------------------------------------
determines otherwise, and subject to this Plan, a Restricted Stock Purchase Agreement shall govern the purchase of Shares pursuant to a Stock Purchase Right and shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Purchaser's employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the Purchaser and may be paid by cancellation of any indebtedness of the Purchaser to the Company. The repurchase option shall lapse at such a rate as the Administrator may determine.

         (d) Other Provisions.  The Restricted Stock Purchase Agreement shall
             ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

         (e) Rights as a Stockholder.  A Stock Purchase Right shall be deemed to
             -----------------------
have been exercised when full payment for the Shares to be purchased thereunder has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or to receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of a Stock Purchase Right. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Stock Purchase Right. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

         (f) Shares Available Under the Plan.  Exercise of a Stock Purchase
             -------------------------------
Right in any manner shall result in a decrease in the number of Shares that thereafter shall be available, both for purposes of the Plan and for sale under the Stock Purchase Right provisions, by the number of Shares as to which the Stock Purchase Right is exercised. Shares repurchased by the Company pursuant to
Section 10(c) hereof shall be available for reissuance under the Plan.

  11.  Non-Transferability of Options and Stock Purchase Rights. Options may
       --------------------------------------------------------
not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. Stock Purchase Rights are not transferable.

  12.  Adjustments Upon Changes in Capitalization or Merger. Subject to any
       ----------------------------------------------------
required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan pursuant to Section 3, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

              In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board, and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the Option or to substitute an equivalent option, in which case the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

    13.  Time of Granting Options.  The date of grant of an Option shall, for
         ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

    14.  Amendment and Termination of the Plan.
         -------------------------------------

              (a)   Amendment and Termination.  The Board may amend or terminate
                    -------------------------
the Plan from time to time in such respects as the Board may deem advisable.

              (b)   Stockholder Approval.  The Company shall obtain stockholder
                    --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 of the Exchange Act or with Section 422 of the Code (or any successor statute or rule or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

              (c) Effect of Amendment or Termination.  Any such amendment or
                  ----------------------------------
termination of the Plan shall not affect Options or Stock Purchase Rights already granted and such Options and Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee or Purchaser and the Board, which agreement must be in writing and signed by the Optionee or Purchaser and the Company.

    15.  Conditions Upon Issuance of Shares.  Shares shall not be issued
         ----------------------------------
pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

              As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    16.  Reservation of Shares.  The Company, during the term of this Plan, will
         ---------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

              The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    17.  Option Agreement.  Options shall be evidenced by written option
         ----------------
agreements in such form as the Administrator shall approve.

    18.  Stockholder Approval.
         --------------------

              (a) Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted.

              (b) If and in the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the stockholders of the

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

Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

         (c) If any required approval by the stockholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 18(b) hereof, then the Company shall, at or prior to the first annual meeting of stockholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

                (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

                (ii) file with, or mail for filing to, the Securities and exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to stockholders.

    19.  Information to Optionees.  The Company shall provide to each Optionee,
         ------------------------
during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all stockholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

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